Janus Aspen Series
                                 Service Shares

                      Supplement Dated December 31, 2001 to
          Prospectus Dated July 31, 2001 or May 1, 2001, as applicable as Supplemented October 3, 2001 and October 26, 2001

     The following replaces CLASSES OF SHARES in the "Other Information" section of the Prospectus:

     Each Portfolio currently offers three classes of Shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and that have agreed to administer the redemption fee. A redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.